UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 20, 2002

THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Item 9.    Regulation FD Disclosure

On December 20, 2002, the Company filed with the SEC its quarterly report on Form 10-Q for the quarter ended November 9, 2002. This filing was accompanied by the certifications attached hereto as Exhibit 99.1. Neither this disclosure nor the certifications attached as Exhibit 99.1 hereto will be deemed to be filed pursuant to Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless we expressly incorporate it by reference into a filing made under the Securities Act or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO

December 20, 2002	By:	(Paul Heldman)
Paul Heldman Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	CEO and CFO certifications.